Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Francis A. Rebello, certify to the best of my knowledge based upon a review of the Annual Report on Form 10-KSB of Southern Sauce Company, Inc. for the year ended December 31, 2005 (the "Form 10-KSB"), that the Form 10-KSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Southern Sauce Company, Inc. for the period covered by the Form 10-KSB.


Date: February 10, 2006                 By: /s/ Francis A. Rebello
                                            ----------------------
                                            Francis A. Rebello, Treasurer